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                                THE RESERVE FUND:
                                 PRIMARY FUND II

                     Supplement Dated, June 10, 2004, to the
           Statement of Additional Information Dated November 3, 2003

The paragraph in the section "How to Buy and Sell Shares - How to Purchase" entitled "Share Price: NAV" which appears on page 18 of the Statement of Additional Information is amended as follows:

The sentences "However, NAV is not calculated and purchase orders are not accepted on days the NYSE is closed except Good Friday. In addition, NAV is not calculated and purchase orders are not accepted on Columbus Day and Veterans Day." are deleted and replaced by the following:

     Generally, the NAV is not calculated and purchase orders are not accepted on Columbus Day, Veterans Day and days the NYSE is closed, except Good Friday. However, the NAV may be calculated and purchase orders accepted on such days if RMCI determines it is in the shareholders' interest to do so.